                                                                   EXHIBIT 10.12



               [logo]          PHILLIPS 66 COMPANY
                                  NGL DIVISION
                               SALES CONFIRMATION
                               764 Adams Building
                             -----------------------
                             Bartlesville, OK  74004
                             -----------------------
- --------------------------------------------------------------------------------
Empire Gas Corp.                                           Date  August 29, 1991
- -------------------------                                        ---------------
P.O. Box 303                    PHILLIPS' SALES CONFIRMATION NO.
- -------------------------                                        ---------------
Lebanan, MO 65536           CUSTOMER'S PURCHASE CONFIRMATION NO.
- -------------------------                                        ---------------
ATTENTION Mr. Earl Noe
         ----------------


    THIS CONSTITUTES A CONTRACT BETWEEN OUR RESPECTIVE COMPANIES WHEREBY BOTH
     PARTIES HAVE AGREED TO THE FOLLOWING TERMS AND CONDITIONS OF THIS SALE.
- --------------------------------------------------------------------------------

1.  PERIOD:       July 1, 1991 - June 30, 1992, subject to 30 day written notice of cancellation during any summer month (April-September)

2.  PRODUCTS:     HD-5 Propane

3.  QUANTITY:     Per Attachment A

4.  PRICE:        Phillips posted price on date of lifting

5.  F.O.B.:       Memphis, TN; W. Memphis, AR; Denver, CO; LaJunta, CO; Sweeny,
                  TX

6.  TERMS:        1% 10 Days

7.  SHIPPING INSTRUCTIONS:   / / TANK CAR  / / TANK TRUCK  / / OTHER

8.  MATERIAL:  / / STENCHED  / / UNSTENCHED

                          Customer #'s: Memphis, TN   223541 Denver,  CO 223826
                                        W.Memphis, AR 223687 LaJunta, CO 223827
9.  SPECIAL INSTRUCTIONS:               Sweeny, TX    223775
                           Subject to Phillips allocation procedure as applicable to all other customers at locations specified above.


PHILLIPS INVOICES SHOULD
BE MAILED TO THE           CUSTOMER INVOICES          PLEASE FORWARD BILLS
FOLLOWING ADDRESS:         SHOULD BE MAILED TO:       OF LADING TO:

__________________________ __________________________ __________________________

__________________________ __________________________ __________________________

__________________________ __________________________ __________________________

________________________________________________________________________________

THE GENERAL PROVISIONS AND WARNINGS APPEARING ON THE REVERSE SIDE HEREOF ARE A PART OF THIS CONTRACT. PLEASE INDICATE YOUR ACCEPTANCE OF THIS AGREEMENT IN THE SPACE PROVIDED BELOW AND RETURN ONE COPY FOR OUR FILES.

ACCEPTED AND AGREED TO THIS      13th         PHILLIPS 66 COMPANY
                           ---------------
DAY OF          Sept.             , 1991
      ------------------------------------
BY      /s/     Earl Noe                      BY  /s/ J.R. Fouts
  ----------------------------------------      -------------------------------
                                                  J. R. Fouts
TITLE     Sr. V.P.                            TITLE Director, National Accounts
     -------------------------------------         ----------------------------

10.  TITLE AND RISK OF LOSS
     Title to and risk of loss for propane purchased by BUYER at a Phillips Pipe Line Company terminal shall pass from SELLER to BUYER when such propane passes through the flange connection between such PPLC terminals' delivery hose and a transport truck or tank car furnished or arranged for by BUYER.

11.  RECORDS AND AUDIT
     Each party shall maintain a true and correct set of records pertaining to its performance of this Contract and all transactions related hereto. Each party further agrees to retain all such records for a period of time not less than two (2) years after completion of this Contract. Any representative or representatives authorized by either party may audit any and all such records of the other party at any time or times during such performance of this Contract and during the two (2) year period after completion of performance.

12.  SEVERABILITY
     If any provision hereof is found by any court of competent jurisdiction to be illegal, invalid or unenforceable, for any reason whatsoever, such finding shall not affect the other provisions hereof, which shall remain in full force and effect.

13.  NONWAIVER
     No waiver of any breach by either party of the terms, conditions or obligations in this Contract shall be deemed a waiver of the same or similar terms in the future nor a waiver of subsequent breaches of the same or similar nature.

14.  ENTIRE AGREEMENT
     This Contract contains the entire and only agreement between SELLER and BUYER respecting the sale/purchase of propane, and there are no promises, terms, conditions or obligations except those which are expressly incorporated herein. In order to be binding upon SELLER or BUYER, any modification or amendment of this Contract, or of any of the provisions hereof, must be in writing signed by both parties.

15.  TERMINATION OF PRIOR CONTRACT
     The Contract, as of its effective date, terminates and supersedes all prior sales contracts by and between SELLER and BUYER covering propane, subject, however, to all rights accruing under said prior sales contract before the said date of termination thereof.

16.  ASSIGNMENT
     The terms, conditions and provisions of this Contract shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party shall assign this Contract, or any interest therein, without the other party's prior written consent.

17.  APPLICABLE LAW
     REGARDLESS OF THE PLACE OF CONTRACTING, PLACE(S) OF PERFORMANCE, OR OTHERWISE, THIS CONTRACT, AND ALL AMENDMENTS, MODIFICATIONS, ALTERNATIONS OR SUPPLEMENTS THERETO, IF ANY, SHALL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF OKLAHOMA, AS TO THE NATURE, VALIDITY AND INTERPRETATION THEREOF.

18.  WARRANTY:  TAXES
     SELLER hereby warrants that it has good and marketable title, free of liens, taxes and encumbrances, to the propane delivered to BUYER hereunder.

     Any tax (other than an income or franchise tax based on or measured by net income, or a franchise tax or fee based on capital employed), license fee, inspection fee, or other charge imposed by any governmental authority or other agency or measured by gross receipts from propane herein sold, or on the production, transportation, sale, use, delivery or other handling of propane, or on any other feature of this Contract, existing at the time of delivery hereunder, shall be added to the price then in effect hereunder and shall be paid by BUYER to SELLER, if such tax, fee or charge is required to be or is paid by SELLER. The failure of SELLER to add any such tax, fee or charge to an invoice hereunder shall not relieve BUYER of future liability therefor. BUYER shall reimburse SELLER for any interest and/or penalty assessed by any governmental authority or other agency when such penalty and/or interest is accrued as the result of false, incorrect or delinquent certification made to SELLER by BUYER.

                                  ATTACHMENT A
                              (Thousands of Gallon)


  Forecast:                OCT      NOV      DEC      JAN      FEB      MAR
LaJunta        L 362       200      260      400      400      300       30
                 ---       ---      ---      ---      ---      ---      ---
Denver         L 322       180      260      620      620      450      220
                 ---       ---      ---      ---      ---      ---      ---
Memphis        L 813       170      190      260      260      270      200
                 ---       ---      ---      ---      ---      ---      ---


  Forecast:
                           APR      MAY      JUN      JUL      AUG     SEPT
LaJunta        L 362        50       50       50       50       90      240
                 ---       ---      ---      ---      ---      ---      ---
Denver         L 322       100      120      120      100      150      200
                 ---       ---      ---      ---      ---      ---      ---
Memphis        L 813        90       90       40       40       80      130
                 ---       ---      ---      ---      ---      ---      ---

             12 Month Total:                                               7,080
                                                                           -----


     [logo]    PHILLIPS 66 COMPANY
               BARTLESVILLE, OKLAHOMA  74004  918 661-6600

               NGL DIVISION                  August 29, 1991

Empire Gas Co.
P. O. Box 303
Lebanon, Missouri  65536

Gentlemen:

Your attention is directed to that certain "NGL Division Sales Confirmation" dated August 29, 1991, by and between yourself as Buyer and Phillips 66 Company as Seller.

1) Paragraph 1 shall be amended by adding the following sentence at the end thereof, to wit:

          "The indemnity provision in paragraph 2 shall not apply to any damage or injury caused by a failure of Seller to deliver propane that meets the aforesaid specifications except as to a failure to odorize as is more fully set forth in paragraph 2."

2) Paragraph 2 shall be amended by inserting the word "reasonable" before the word "attorney's" in the second line of the text.

3) Paragraph 3 hereof shall be amended by adding the following language at the end thereof, to wit:

          "Anything herein to the contrary notwithstanding, it is agreed that deliveries hereunder shall be made only at pipeline terminals into trucks designated by Buyer. The risk of loss passes to Buyer upon actual delivery into such trucks."

In every other respect, the terms and conditions of the aforementioned NGL Division Sales Confirmation dated August 29, 1991, by and between yourself and Phillips is hereby ratified and confirmed.

Please signify your agreement by signing the enclosed copy and returning it to the undersigned.

                                        Yours truly,

                                        /s/ J. R. Fouts

                                        J. R. Fouts
                                        Director, National Accounts

ACCEPTED AND AGREED TO THIS
13TH day of Sept, 1991

EMPIRE GAS CORP.
BY   /s/  Earl Noe
  --------------------------

     [logo]    PHILLIPS 66 COMPANY
               A DIVISION OF PHILLIPS PETROLEUM COMPANY
               BARTLESVILLE, OKLAHOMA  74004   918 661-6600

               NATURAL GAS LIQUIDS           October 13, 1992


Earl Noe
Empire Gas Corp.
P.O. Box 303
Lebanon, MO  65536

Dear Earl:

This letter shall serve to amend our letter agreement dated July 2, 1992, and include Borger and Sweeny as sales locations with all of the terms and conditions applicable to the letter agreement dated July 2, 1992.

Please indicate your acceptance of this amendment and return one copy for our files.


Accepted and agreed to

This 15th day of    October    1992

By  /s/   Earl Noe                      By   /s/   J. R. Fouts
  ---------------------------------         --------------------------------

Title     Sr. V.P.                      Title     Wholesale Sales Director
     ------------------------------           -------------------------------



JRF:sks

                                  ATTACHMENT A

                                   1992 - 1993

                                EMPIRE GAS CORP.


Sales Forecast:            OCT      NOV      DEC      JAN      FEB      MAR
Borger         L 310        18       27      45        54       36       18
                 ---       ---      ---      ---      ---      ---      ---
Sweeny         L 234        27       18      45        60       36       27
                 ---       ---      ---      ---      ---      ---      ---
               L____      ____     ____     ____     ____     ____     ____

               L____      ____     ____     ____     ____     ____     ____

               L____      ____     ____     ____     ____     ____     ____

               L____      ____     ____     ____     ____     ____     ____

               Subtotal:  ____     ____     ____     ____     ____     ____


Sales Forecast:            APR      MAY      JUN      JUL      AUG      SEP
Borger         L 310       18         9        9        9        9        9
                 ---       ---      ---      ---      ---      ---      ---
Sweeny         L 234        18        9        9       18       18       27
                 ---       ---      ---      ---      ---      ---      ---
               L____      ____     ____     ____     ____     ____     ____

               L____      ____     ____     ____     ____     ____     ____

               L____      ____     ____     ____     ____     ____     ____

               L____      ____     ____     ____     ____     ____     ____

               Subtotal:  ____     ____     ____     ____     ____     ____

               12 Month Total:                                           _______
